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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report: (Date of earliest event reported):

                               December 10, 1996




                         Commission File Number 1-5097


                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)


             Wisconsin                                39-0380010
             (State of Incorporation)                 (I.R.S. Employer
                                                      Identification No.)



        5757 North Green Bay Avenue, P.O. Box 591, Milwaukee, WI  53201
                    (Address of principal executive office)


               Registrant's telephone number, including area code
                                (414)  228-1200
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Item 5:  OTHER EVENTS

On December 9, 1996, Johnson Controls, Inc. and Schmalbach-Lubeca
AG/Continental Can Europe (a member of the VIAG Group) announced that they had signed a definitive agreement under which Schmalbach-Lubeca would purchase the Plastic Container Division of Johnson Controls.

Closing is expected in January 1997 pending approval by U.S. and European regulatory authorities.


Item 7:  EXHIBITS

1.    Press Release issued by the Registrant on December 9, 1996.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JOHNSON CONTROLS, INC.


Date:  December 10, 1996                     By:  /s/ John P. Kennedy
                                                 ---------------------------
                                                  John P. Kennedy
                                                  Vice President, Secretary
                                                  and General Counsel